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                                                                    EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors
Paper Warehouse, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                            /s/ KPMG LLP




Minneapolis, Minnesota
August 31, 2000